Exhibit 10.6

关于《独家业务合作协议》、《独家购买权合同》、《股权质押协议》、《按期申报协议》、《授权委托书》之终止协议

本终止协议（“本协议”）由以下双方于2018年6月19日在北京海淀签署：

(1)	吴江鲈乡信息技术咨询有限公司（下称“鲈乡信息”），一家中国设立的外商独资企业，地址为吴江经济技术开发区云梨路1688号；

(2)	北京有教科技有限公司（下称“北京有教”），一家依照中国法律设立和存在的公司，地址为北京市密云区太师屯镇永安街镇政府办公楼415-2351；

鉴于：

(1)	2018年5月10日，各方签署了《独家业务合作协议》、《独家购买权合同》、《股权质押协议》、《按期申报协议》、《授权委托书》等相关文件（“VIE协议”）。

(2)	各方拟终止投资协议的履行。

经协商一致，各方同意签署本协议：

1.	VIE协议终止

1.1	VIE协议全部终止；

1.2	各方不再对对方负有任何权力和义务，未执行的条款不再执行。

2.	协议生效

本协议自签署之日起，对签署各方产生约束力.

3.	保密

3.1	未经对方书面许可，任何一方不得向第三方（有关法律、法规、政府部门、证券交易所或其它监管机构要求和甲乙双方的法律、会计、商业及其它顾问、授权雇员除外）泄露本协议的条款的任何内容以及本协议的签订及履行情况，以及通过签订和履行本协议而获知的对方及对方关联公司的任何信息。但是为了境外交易之目的，将本协议披露给本次境外交易的其他投资者除外。

3.2	本协议有效期内及终止后2年内，本保密条款仍具有法律效力。

4.	违约责任

4.1	违约赔偿。任何一方违反本协议的约定，在收到守约方通知后30个工作日内违约状况仍未改变的，违约方应当赔偿因其违约行为给守约方造成的一切损失、损害、责任、成本或支出，包括但不限于合理的诉讼/仲裁费用、公证费和律师费。

4.2	本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。本协议所规定各方的义务是特殊、特定、且非一般性的，因此在任何一方违约时，损害赔偿如不足以弥补损失，非违约方有权要求违约方实际履行。

5.	不可抗力

5.1	不可抗力是指协议各方不能合理控制、不可预见或即使预见亦无法避免的事件，该事件妨碍、影响或延误任何一方根据协议履行其全部或部分义务。该事件包括但不限于政府行为、自然灾害、战争或任何其它类似事件。

5.2	出现不可抗力事件时，知情方应及时、充分地向对方以书面形式发通知，并告知对方该类事件对本协议可能产生的影响，并应当在合理期限内提供相关证明。

5.3	由于以上所述不可抗力事件致使协议的部分或全部不能履行或延迟履行，则协议各方于彼此间不承担任何违约责任。

6.	适用法律及争议解决

6.1	以中华人民共和国法律为本协议的适用法律。

6.2	如果协议各方因本协议或本协议的任何条款的解释或执行而发生争议、索赔或争端（以下总称“争议”），协议各方应一秉善意，及时进行友好协商，以尽量合乎双方意图和目的的方式来解决争议。如果各方无法在三十天内解决此种争议，应将该争端提交仲裁，该种仲裁应当提交北京仲裁委员会根据其现行有效的仲裁规则进行裁决，仲裁裁决具有最终和排它的约束力。

7.	其他

7.1	本协议由各方签字方为有效。

7.2	本协议的任何一方未能及时行使本协议项下的权利不应被视为放弃该权利，也不影响该方在将来行使该权利。

7.3	如果本协议中的任何条款无论因何种原因完全或部分无效或不具有执行力，或违反任何适用的法律，则该条款被视为删除，但本协议的其余条款仍应有效并且有约束力。

7.4	本协议未尽事宜由协议各方友好协商后，以书面形式加以补充，该补充协议与本协议具有同等法律效力。

7.5	本协议附件为本协议不可分割的一部分，与本协议有同等法律效力。

7.6	本协议一式伍份，协议各方各持壹份，具有同等法律效力。

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本页无正文，为《终止协议》之签字页

吴江鲈乡信息技术咨询有限公司

授权代表:	/s/ Long Yi

北京有教科技有限公司

授权代表:	/s/ 李爱珍

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